Exhibit 10.25                    As Amended
                                                                   June 20, 1996
                              DEL WEBB CORPORATION
                     1995 EXECUTIVE LONG-TERM INCENTIVE PLAN


                 ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

         1.1 Establishment of the Plan. Del Webb Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Del Webb Corporation 1995 Executive Long-term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, and Performance Based Awards.

         Upon approval by the board of Directors of the Company and subject to shareholder ratification, the Plan shall become effective as of November 8, 1995 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

         1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgement, interest, and special effort the successful conduct of its operation largely is dependent.

         1.3 Duration of the Plan. Subject to approval by the board of Directors of the Company and ratification by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 14 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after November 7, 2005.

                     ARTICLE 2. DEFINITIONS AND CONSTRUCTION

         2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

                  (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, or Performance-Based Awards.
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                  (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

                  (c) "Board" or "Board or Directors" means the Board of Directors of Del Webb Corporation.

                  (d) "Cause " means: (i) willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company; or (ii) the commission by a Participant of one or more acts which constitute an indictable crime under United States Federal, state, or local law. "Cause" under either (i) or (ii) shall be determined in good faith by a written resolution duly adopted by the affirmative vote of not less than two-thirds (2/3rds) of all the Directors at a meeting, duly called and held for that purpose after reasonable notice to the Participant and opportunity for the Participant and his or her legal counsel to be heard.

                  (e) "Change in Control" of the Company shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a coproration owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities (defined as any securities of the Company which vote generally in the election of directors), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority therof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (g) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.
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                  (h)  "Company"   means  Del  Webb   Corporation,   a  Delaware
         Corporation (including any and all Subsidiaries), or any successor thereto as provided in Article 16 herein.

                  (i) "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

                  (j) "Director" means any individual who is a member of the Board of Directors of the Company.

                  (k) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

                  (l) "Employee" means any full-time, nonunion employee of the Company. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

                  (n) "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation Section 20.2031-2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

                  (o) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of
         Section 422 of the Code.

                  (p) "Insider" shall mean an Employee who is, at the time an Award is made under this Plan, an insider pursuantt to Section 16 of the Exchance Act.

                  (q) "Nonqualified Stock Option" or 'NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

                  (r) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

                  (s) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.
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                  (t) "Parent"  shall have the meaning  ascribed to such term in
         Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  (u) "Participant" means an Employee of the Company who has an outstanding Award granted under the Plan.

                  (v) "Performance-Based Awards" means the Restricted Stock Awards and Performance Unit Awards granted to selected Covered Employees pursuant to Articles 7 and 8, but which are subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

                  (w) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: pre- or after-tax net earnings, revenue growth, operating income, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, Share price growth, shareholder returns, gross or net profit margin, earnings per share, price per Share, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

                  (x) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Crieteria used to establish such Goal, the Goal may be expressed in terms of overall Company performance or the performance of an operating unit or community. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (I) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; and (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

                  (y) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.
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                  (z)  "Performance  Unit" means an Award granted to an Employee pursuant to Article 8 herein.

                  (aa) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

                  (bb)   "Restricted   Stock"  means  an  Award   granted  to  a
         Participant pursuant to Article 7 herein.

                  (cc) "Retirement" means a voluntary termination of employment by a Participant who has less than ten (10) years of service with the Company at or after age sixty-five (65), or voluntary termination at or after age fifty-five (55) for Participants who have at least ten (10) years of service with the Company as of the date of employment termination.

                  (dd) "Shares" means the shares of common stock of Del Webb Corporation.

                  (ee) "Subsidiary" means any corporation in which the Company owns directly, or indirectlythrough subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

         2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         2.3 Severability. In the event that a court of competent jurisdiction determines that any portion of this Plan is in violation of any satute, common law, or public policy, then only the portions of this Plan that violate such statute, common law, or public policy shall be stricken. All portions of this Plan that do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Plan shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Plan.

                            ARTICLE 3. ADMINISTRATION

         3.1  The  Committee.  The  Plan  shall  be  administered  by the  Human
Resources Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. The members of the Comittee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.
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         Except as permitted under Section 16b-3(c)(2)(i)(A), (B), (C), and (D), no member of the Committee shall have received a grant of an Award under the Plan or any similar Plan of the Company or any of its Subsidiaries while serving on the Committee, or shall have so received such a grant at any time within one
(1) year prior to his or her service on the Committee, or, if different, for the time period just necessary to fulfill the then current Rule 16b-3 requirements under the Exchange Act. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3 of the Exchange Act, the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3.

         3.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to cancel and reissue any Awards granted hereunder in the event the Award lapses for any reason (provided that the Committee shall not have the authority to reprice previously issued and currently outstanding Awards without shareholder approval); to construe and interpret the Plan and any agreement or in instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.


                      ARTICLE 4. SHARES SUBJECT TO THE PLAN

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed one million two hundred thousand (1,200,000). These one million two hundred thousand (1,200,000) Shares may be either authorized but unissued or reacquired Shares.

         4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other changre in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number
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and  class  of  and/or  price of  Shares  subject  to  outstanding  Options  and
Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

         4.4 Limiation on Number of Shares Subject to Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock that may be subject to one or more Awards granted to any one Participant over the term of the Plan shall be 400,000.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1 Eligibility. Persons eligible to participate in this Plan include all officers and key Employees of the Company, as determined by the Comiittee, including Employees who are members of the Board, but excluding Directors who are not Employees.

         5.2 Actual Participation. Subject to the provisions of the Plan, the Comittee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee shall have any right to be granted an Award under this Plan. In addition, nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

                            ARTICLE 6. STOCK OPTIONS

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof. Nothing in this
Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Section 422(d) of the Code.

         6.2 Option Agreement. Each Option grant shall be evidenced by an Option Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Agreement also shall Specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is intended not to fall under the provisions of Section 422 of the Code.

         6.3 Option Price. The Option Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of such Share on the date the Option is granted.
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         6.4  Duration of Options.  Each Option shall expire at such time as the
Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

         6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may any Option granted under this Plan become exercisable prior to six (6) months following the date of its grant.

         6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by fall payment for the Shares.

         The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and
(b).

         The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7 Restritions on Share Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         6.8 Termination of Employment Due to Death, Disability, or Retirement.

                  (a) Termination by Death. In the event the employment of a Participnt is terminated by reason of death, any outstanding Options granted to that Participant which are vested as of the date of death shall remain exercisable at any time prior to their expriation date, or for one (1) year after the date that employment was terminated, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary,
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         or by such persons that have  acquired the  Participant's  rights under the Option by will or by the laws of descent and distribution.

         The portion of any outstanding Option which is deemed vested under this Plan as of the date of employment termination shall be determined according to the following guidelines:

                  (i) The portion of the Option which is exercisable as of the date of employment termination shall remain exercisable;

                  (ii) The percentage vesting of the portion of the Option which otherwise would have vested at the end of the calendar year in which employment termination occurs, will equal a fraction, the numerator of which is the number of full weeks of employment during the calendar year in which employment termination occurs, and the denominator of which is fifty-two (52); and

                  (iii) The portion of the Option which is scheduled to vest in a year which begins after the end of the calendar year in which employment termination occurs, and the portion of the Option that does not vest in the year in which employment termination occurs, shall be forfeited by the Participant and returned to the Company (and shall once again be available for grant under the Plan).

         Any Options which are not vested as of the date of employment termination shall expire immediately, and may not be exercised following such time.

                  (b) Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability, any outstanding Options granted to that Participnt which are vested as of the date the Committee determines the definition of Disability to have been satisfied, shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

         The portion of any outstanding Option which is deemed vested as of the date the definition of Disability is determined to have been satisfied by the Committee shall be deermined pursuant to the guidelines set forth In Subparagraphs (a)(i) through (a)(iii) of this Section 6.8.

         Any Options that are not vested as of the date that the Committee determines the definition of Disability to have been satisfied, shall expire immediately, and may not be exercised following such date.

                  (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, any outstanding Options granted to that Participant which are vested as of the effective date of Retirement, shall remain exercisable at any time
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         prior to their  expiration  date,  or for  three  (3)  years  after the effective date of Retirement, whichever period is shorter.

         The portion of any outstanding Option which is deemed vested as of the effective date of Retirement shall be determined pursuant to the guidelines set forth in Subparagraphs a(i) through a(iii) of this Section 6.8.

         Any Options whicha re not vested as of the effective date of Retirement shall expire immediately, and may not be exercised following such date.

                  (d) Exercise Limitations on ISOs. In the case of ISOs, the tax treatment prescribed under Section 422 of the Code may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

         Notwithstanding  the exercise periods  described in Subparagraphs  (a),
(b), and ( c) above, the Committee shall have the authority, in its sole discreition, to accelerate the vesting of Options which are outstanding as of the date of employment termination for one of the reasons described in this
Section 6.8.

         6.9 Termination of Employment for Other Reasons. If the employment of a Participant shall termiante for any reason (other than the reasons set forth in Section 6.8 or for Cause), all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

         Options which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending three (3) months after such date.

         If the employment of a Participant shall terminate for Cause, all outstanding Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

         6.10 Nontransferability of Options. Each Incentive Stock Option granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; each other Option granted under the Plan may be transferable subject to the terms and conditions as may be established by the Committee in accordance with the regulations promulgated under the Exchange Act, or any other applicable law or regulation. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                           ARTICLE 7. RESTRICTED STOCK

         7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine; provided that the total number of Shares of Restricted Stock granted under this Plan shall not exceed One Hundred Thousand (100,000) Shares of Restricted Stock.

         7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

         7.3 Transferability. Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the
Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         7.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

         7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

                  "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Del Webb Corporation 1995 Executive Long-Term Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Del Webb Corporation."

         7.6  Removal of  Restrictions.  Except as  otherwise  provided  in this
Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 removed from his or her Share certificate.

         7.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

         7.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

         7.9 Termination of Employment. If the employment of a Participant shall terminate for any reason, except as determined by the Committee at the time of such termination for any reason other than for Cause, all nonvested Shares of Restricted Stock held by the Participant upon the effective date of employment termination immediately shall be forfeited and returned to the Company (and shall once again become available for grant under the Plan). The number of Shares of Restricted Stock which are deemed vested as of the effective date of employment termination shall be determined pursuant to the guidelines set forth with respect to the vesting of Options, as specified in Sections 6.8 and 6.9 herein.

                          ARTICLE 8. PERFORMANCE UNITS

         8.1 Grant of Performance Units. Subject to the terms of the Plan, Performance Units may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units granted to each Participant.

         8.2 Value of Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participants. The time Period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length.

         8.3 Earning of Performance Units. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

         8.4 Form and Timing of Payment of Performance Units. Payment of earned Performance Units shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units in the form of cash or in Options (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable Performance Period.

         Prior to the beginning of each time period during which the goals must be met, Participants may elect to defer the receipt of Performance Unit payout upon such terms as the Committee deems appropriate.

         8.5 Termination of Employment Due to Death, Disability, Retirement, or Involuntary Termination (without Cause). In the event the employment of a Participant is terminated by reason of Death, Disability, Retirement, or involuntary termination without Cause during a Performance Period, the Participant shall receive a prorated payout of the Performance units. The prorated payout shall be determined by the Committee, in its sole discretion, based upon the guidelines set forth with respect to the vesting of Options, as specified in Sections 6.8 and 6.9 herein, and further adjusted based on the achievement of the preestablished performance goals.

         Payment of earned Performance Units shall be made at the same time payments are made to Participants who did not terminate employment during the applicable Performance Period.

         8.6 Termination of Employment for Other Reasons. In the event that a Participant terminates employment with the Company for any reason other than those reasons set forth in Section 8.5, all Performance Units shall be forfeited by the Participant to the Company, and shall once again be available for grant under the Plan.

         8.7 Nontransferability. Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                       ARTICLE 9. PERFORMANCE-BASED AWARDS

         9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify the Restricted Stock Awards under Article 7 and the Performance Unit Awards under Article 8 as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this
Article 9 shall control over any contrary provision contained in Articles 7 or 8.

         9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Restricted Stock Awards or Performance Unit Awards to Covered Employees that do not satisfy the requirements of this
Article 9. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

         9.3 Discretion of Committee with Respect to Performance Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit thereof.

         9.4 Payment of Performance Awards. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company or a Subsidiary on the lsat day of the Performance Period to be eligible for a Performance Award for such Performance Period. Furthermore, a Participant shall be eligible to receive payment under a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

         In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is apropriate.

         9.5 Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance-Based Award payable to any one Participant under the Plan for a Performance Period is Seventy-Five Thousand (75,000) Shares, or in the event the Performance- Based Award is paid in cash, such maximum Performance-Based Award shall be determined by multiplying Seventy-Five Thousand (75,000) by the Fair Market Value of one Share as of the date of grant of the Performance-Based Award.

                       ARTICLE 10. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Human Resource Department of the company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                              ARTICLE 11. DEFERRALS

         The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                         ARTICLE 12. RIGHTS OF EMPLOYEES

         12.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the company.

         For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         12.2. Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                          ARTICLE 13. CHANGE IN CONTROL

         Upon  the  occurrence  of  a  Change  in  Control,   unless   otherwise
specifically prohibited by the terms of Article 17 herein:

                  (a) Any and all Options granted hereunder shall become immediately exercisable;

                  (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Shares of Restricted Stock, without any restrictions or legend thereon, shall be delivered to the applicable Participants;

                  (c) The target value attainable under all Performance Units shall be deemed to have been fully earned for the entire Performance Period as of the effective date of the Change in Control, except that all Performance Units which shall have been outstanding less than six
         (6) months on the effective date of the Change in Control shall not be deemed to have earned the target value; and

                  (d) Subject to Article 13 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

              ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION

         14.1 Amendment, Modification, and Termination.. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend, or modify the Plan. However, without the approval of the stockholders of the Company (as may be required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may:

                  (a) Increase the total amount of Shares which may be issued under this Plan, except as provided in Section 4.3 herein; or

                  (b) Change the class of Employees eligible to participate in the Plan; or

                  (c) Materially increase the cost of the Plan or materially increase the benefits to Participants; or

                  (d) Extend the maximum period after the date of grant during which Options may be exercised.

         14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                             ARTICLE 15. WITHHOLDING

         15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

         15.2 Share Withholding. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event, Participants shall satisfy all federal, state and local tax withholding requirements by having, the Company withhold Shares (to the extent that Shares are issued pursuant to the Award) having, a Fair Market Value on the date the tax is to be determined equal to the maximum market total tax which would be imposed on the transaction.

                             ARTICLE 16. SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                         ARTICLE 17. REQUIREMENTS OF LAW

         17.1 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         Notwithstanding any other provision set forth in the Plan, if required by the then current Rule 16b-3 of the Exchange Act, any "derivative security or equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award, except in the case of the death, disability, or termination of employment of the Participant. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then current Rule 16b-3 of the Exchange Act.

         17.2 Governing Law. The Plan, and all agreements hereunder, shall be governed by the laws of the State of Delaware.

                                FIRST AMENDMENT
                                     TO THE
                              DEL WEBB CORPORATION
                    1995 EXECUTIVE LONG-TERM INCENTIVE PLAN

         1. THIS FIRST AMENDMENT shall only amend those Sections specified herein and the remaining provisions of the Plan not so amended are hereby ratified and affirmed.

         2. Section 6.10 of the Plan is hereby amended as follows:

         6.10 Nontransferability of Options. The Human Resources Committee of the Board of Directors, in its discretion, on a case-by-case basis, may allow a Participant who has been granted an Option under the Plan to assign or otherwise transfer all or a portion of the rights under the Option to a family member or members, or to a trust or similar entity (including a family limited partnership) benefitting such family member or members, subject to such restrictions, limitations, or conditions as the Human Resources Committee deems to be appropriate.

         3. Section 7.3 of the Plan is hereby amended as follows:

         7.3 Transferability. The Human Resources Committee of the Board of Directors, in its discretion, on a case-by-case basis, may allow a participant who has been granted Shares of Restricted Stock under the Plan to assign or otherwise transfer all or a portion of the rights under the Shares of Restricted Stock to a family member or members, or to a trust a similar entity (including a family limited partnership) benefitting such family member or members, subject to such restrictions, limitations, or conditions as the Human Resources Committee deems to be appropriate.

         4. Section 8.7 of the Plan is hereby amended as follows:

         8.7 Nontransferabililty. The Human Resources Committee of the Board of Directors, in its discretion, on a case-by-case basis, may allow a participant who has been granted Performance Units under the Plan to assign or otherwise transfer all or a portion of the rights under the Performance Units to a family member or members, or to a trust or similar entity (including a family limited partnership) benefitting such family member or members, subject to such restrictions, limitations, or conditions as the Human Resources Committee deems to be appropriate.

         5. This first amendment is pursuant to a Board of Directors resolution dated June 20, 1996, and is effective as of that date.



                                             DEL WEBB CORPORATION



                                             By: /s/ Robertson C. Jones
                                                --------------------------
                                                     Robertson C. Jones
                                                     Vice President